UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): September 22, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 5 to Series 2020-VFI Indenture Supplement with JPMorgan Chase Bank, N.A

On September 22, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of
loanDepot, Inc. (the “Company”), as servicer and administrator, and loanDepot Agency Advance Receivables Trust, a wholly owned subsidiary of the Company (the “Advance Receivables Trust”), as issuer, entered into Amendment No. 5 to the Series 2020-VF1 Indenture Supplement (the “Indenture Supplement Amendment”), with Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, and JPMorgan Chase Bank, N.A., as administrative agent pursuant to which the Advance Receivables Trust issued the 2020-VF1 Variable Funding Notes for the financing of servicing advance receivables with respect to residential mortgage loans serviced by the Company on behalf of Fannie Mae and Freddie Mac. The primary purposes of the Indenture Supplement Amendment are to (a) extend the maturity date to September 27, 2024 and (b) modify the advance rate calculation.

The foregoing description of the Indenture Supplement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture Supplement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 5 to the Second Amended and Restated Mortgage Loan Purchase and Sale Agreement with Bank of America, N.A. and Amendment No. 7 to the Second Amended and Restated Master Repurchase Agreement with Bank of America, N.A.

On September 25, 2023, the Company entered into (a) Amendment No. 5 (the ”BANA MLPSA Amendment No. 5”) to the Second Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement, dated as of February 2, 2022, with Bank of America, NA., a national banking association (“BANA”), as purchaser and the Company as seller, (b) Amendment No. 7 (the “BANA MRA Amendment No. 7”) to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021, with BANA, as buyer, loanDepot BA Warehouse, LLC, as seller, and the Company as guarantor, and (c) certain ancillary agreements, primarily to amend certain terms and extend the maturity date of the BANA financing facility to September 23, 2024.

The foregoing descriptions of the BANA MLPSA Amendment No.5 and the BANA MRA Amendment No. 7 are not complete and are qualified in their entirety by reference to the full text of the BANA MLPSA Amendment No.5 and the BANA MRA Amendment No. 7, copies of which are attached hereto as Exhibits 10.2 and 10.3. respectfully.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 5 to Series 2020-VF1 Indenture Supplement, dated as of September 22, 2023, by and among loanDepot Agency Advance Receivables Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, loanDepot.com, LLC, as servicer and administrator, JPMorgan Chase Bank, N.A., as administrative agent, and consented to by JPMorgan Chase Bank, N.A., as noteholder of the Series 2020-VF1 Variable Funding Notes.

10.2
Amendment No. 5, dated September 25, 2023, by and between Bank of America, N.A. and loanDepot.com, LLC to the Second Amended and Restated Mortgage Loan Purchase Agreement, dated as of February 2, 2022.

10.3
Amendment No. 7, dated September 25, 2023, by and among Bank of America, N.A., loanDepot BA Warehouse, LLC and loanDepot.com, LLC to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: September 28, 2023